Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2010
Balanced Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.efinancialdocs.com/bowne-prospectuses/ProspectusList?action=annuity, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Balanced Fund (the “Fund”) seeks to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

Fees and Expenses of the Balanced Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	1.08%
Total Annual Fund Operating Expenses	1.30%

*
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund and 130/30 Fund. These indirect expenses are based on actual expense ratios for the Income Fund and 130/30 Fund. The Income Fund and 130/30 Fund’s fees and expenses are not reflected in the Balanced Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

Example:  This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 132	$ 412	$ 713	$1,568

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in the Income Fund and the Wilshire Large Cap Core130/30 Fund (the “130/30 Fund”). As a matter of investment policy, 30% to 50% of the value of its assets will be invested in the Income Fund and 0% to 55% of the value of its assets will be invested in the 130/30 Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 55% equity securities and 45% fixed income securities. In addition, the Balanced Fund may invest in certain individual securities, including money market instruments and U.S. government securities.

For the Income Fund, the following describes the types of securities in which the Income Fund is permitted to invest:

The Income Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. These securities are primarily U.S. investment grade fixed income securities, including government and corporate securities, mortgage and asset-backed securities, which are generally pass through securities.

The Income Fund invests at least 75% of its total assets in:

•
investment grade, publicly offered debt securities, including mortgage-backed and other asset-backed securities (within the four highest ratings as determined by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”) or an equivalent rating at the time of purchase)

•	securities issued or guaranteed by the U.S. government or its agencies

•
high quality commercial paper (within the two highest grades as determined by both Moody’s and S&P or an equivalent rating), repurchase and reverse repurchase agreements, time deposits with maturities less than seven days and cash or cash equivalents

•
high grade U.S. dollar-denominated debt obligations of foreign governments, foreign corporations, foreign branches of U.S. banks and foreign banks (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase and to 15% of the Income Fund’s total assets)

•
highest quality non U.S. dollar-denominated debt obligations of foreign issuers (limited to the four highest ratings as determined by Moody’s, S&P or an equivalent rating at the time of purchase) which are fully hedged back into U.S. dollars and do not exceed 15% of the Income Fund’s total assets

WIL-SM-008-0100

Generally, the average duration of the U.S. portion of the Income Fund will range within 25% of the Barclays Capital Aggregate Bond Index’s duration. There are no maximum maturity limits on individual securities. For defensive purposes, the duration and maturity of the Income Fund may be shortened. The Income Fund will maintain a high grade average quality for the portfolio (third highest rating as determined by Moody’s, S&P or an equivalent rating).

Up to 25% of the Income Fund’s total assets may be invested in securities not described above, including preferred stock, convertible securities, securities carrying warrants to purchase equity securities, U.S. dollar-denominated debt obligations of U.S. and non U.S. issuers rated below A (by Moody’s, S&P or an equivalent rating) and non U.S. debt obligations rated below the highest quality (as determined by Moody’s, S&P or an equivalent rating) and derivatives.

For the 130/30 Fund, the following describes the types of securities in which the 130/30 Fund is permitted to invest:

•
The 130/30 Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index—greater than approximately $263 million as of December 31, 2009.

•	The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies.

•
Each 130/30 Fund sub-adviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform.

•
The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

•
The 130/30 Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments.

•
The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

•	The 130/30 Fund uses a multi-manager with multiple sub-adviser who employ different strategies.

Principal Risks

You may lose money by investing in the Balanced Fund. In addition, investing in the Balanced Fund involves the following risks:

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to a fund. The credit risk of the Fund depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of a fund’s securities, the higher a fund’s risk, all other factors such as maturity being equal.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt securities’ prices rise or fall inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and a fund’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

By investing in the Balanced Fund, an investor also assumes the same types of risks, either directly, or indirectly, as investing in the Income Fund and the 130/30 Fund. For the Income Fund, such risks include “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” “Reinvestment Risk,” as described above and the following risks:

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Portfolio Strategy Risk. The investment performance of the Income Fund is in part dependent upon a sub-adviser’s skill in making appropriate investments. To the extent that a fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of a fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of a fund’s strategy can lead to substantial differences in the sector or industry allocation of a fund relative to the market or index.

Liquidity Risk. The Income Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Fund finds to be favorable. The Income Fund may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Currency Risk. Non U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When a fund uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), a fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent a fund uses derivatives, a fund will (to the extent required by applicable law) either segregate cash or liquid assets in the prescribed amounts or “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Valuation Risk. A fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at a higher price than the market will bear.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

For the 130/30 Fund, such risks include “Derivatives Risk” and “Portfolio Turnover Risk,” as described above and the following risks:

Equity Risk. The principal risk of investing in the 130/30 Fund is equity risk. This is the risk that the prices of stocks held by the 130/30 Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the 130/30 Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the 130/30 Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Multi-Managed Fund Risk. The 130/30 Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the 130/30 Fund may have buy and sell transactions in the same security on the same day. In addition, at any given time, the 130/30 Fund may have long and short positions in the same security.

Short Sale Risk. Short sales involve costs and risk. If a security sold short increases in price, the 130/30 Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss. The 130/30 Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The 130/30 Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so. As a result, the 130/30 Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons and the amount the 130/30 Fund could lose on a short sale is theoretically unlimited.

ETF Risk. ETFs in which the 130/30 Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Real Estate Investment Trust Risk. The 130/30 Fund may invest in REITs, which carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, and may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Performance

The information below provides an illustration of how the Balanced Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Balanced Fund by showing the changes in the Balanced Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with broad-based securities market indexes. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Balanced Fund’s past investment performance does not necessarily indicate how it will perform in the future.

The Stock/Bond Composite consists of fifty-five percent of the S&P 500 Index and forty-five percent of the Barclays Capital U.S. Aggregate Bond Index (prior to September 28, 2009, the Composite consisted of sixty percent of the S&P 500 Index and forty percent of the Barclays Capital U.S. Aggregate Bond Index).

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 11.23% (quarter ended 09/30/09) and the lowest return for a quarter was -12.16% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2009)
	1 year	5 years	10 years
Balanced Fund	18.03%	0.75%	2.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%
Stock/Bond Composite (reflects no deduction for fees, expenses or taxes)	18.06%	2.47%	2.22%

Management

Adviser

Wilshire Associates Incorporated

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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